                              SECURITY AGREEMENT
                              ------------------

     THE CHILDREN'S BEVERAGE GROUP, INC. ("Debtor"), a business corporation organized and existing under the laws of the State of Delaware with offices at 330 Melvin Drive, Suite 1, Northbrook, Illinois 60062, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby grants to UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee (the "Secured Party"), a New York corporation with trust powers with its corporate trust offices at 114 West 47th Street, New York, New York 10036, a first priority security interest in and to the Debtor's rights to U.S. Department of Commerce United States Patent No. 5,941,642 (self-contained fluid dispensing system) (the "Patent"), and all collateral rights, benefits, products, goods and revenues generated therefrom as further specified on Schedule A hereof
                                                     ----------
(collectively, The "Collateral') and the Debtor hereby mortgages, sets over, assigns, pledges and hypothecates to the Secured Party all the Debtor's interest in the proceeds and properties of the Collateral including, without limitation, the following:

(i) All proceeds and general intangibles (as defined in the Uniform Commercial Code of the State of New York (the "UCC")), arising from the Patent, and any product or mass into which any inventory shall be manufactured, processed assembled or commingled and the proceeds and general intangible arising therefrom (the "Inventory");

(ii) All accounts (as defined in the UCC) generated by utilization of the Patent, now existing or hereafter acquired, and the proceeds thereof (the "Accounts");

(iii) All chattel paper (as defined in the UCC) generated by utilization of the Patent, now owned or hereafter acquired, and the proceeds thereof ("Chattel Paper");

(iv) All instruments (as defined in the UCC), now owned or hereafter acquired, and the proceeds thereof (the "Instruments");

(v) All insurance covering the Collateral and Inventory against any risk of damage, or loss whatsoever, now owned or hereafter acquired, together with any and all claims of Debtor with respect thereto, and the proceeds thereof;

(vi) All negotiable documents of title (as defined in the UCC) covering any Inventory wherever located now owned or hereafter acquired, and the proceeds thereof (the "Documents");

(vii) All of Debtor's right, title and interest in all of its books, records, ledger sheets, files and other data and documents, now or hereafter existing, relating to the Collateral, the Inventory, general intangibles and Accounts;

(viii) All of Debtor's rights as a seller of goods under Chapter 2 of the UCC or otherwise with respect to Inventory, and all goods represented by or securing any of the Accounts, all of Debtor's rights therein, including, without limitation, rights as an unpaid vendor or lienor and including rights of stoppage in transit, replevin and reclamation, and the proceeds thereof;

(ix) All of Debtor's right, title and interest in and to any licenses, permits, approvals and other certificates now or hereafter related to the Patent and the Collateral including, without limitation, the Agreement, as defined in the Consent and Collateral Assignment attached hereto;

(x) All of Debtor's right, title and interest in and to any contract, now or hereafter in existence, together with any and all claims of Debtor with respect thereto, and the proceeds and products thereof relating to the Collateral;

(xi) All of the right, title and interest of Debtor in and to all leases, tenancies, subleases, subtenancies and occupancies now or hereafter affecting, the Collateral and all amendments, modifications, extensions and renewals thereof (collectively, the "Assigned Leases") together with all of the rents, issues and profits which may be or become due, or to which Debtor may now or hereafter become entitled, arising, or issuing out of the Assigned Leases;

(xii) All insurance proceeds heretofore and hereafter paid or to be paid by reason of any loss or damage to the Collateral or any part thereof by fire, flood or other casualty, which proceeds, together with any and all claims of Debtor with respect thereto, are hereby assigned to and pledged with Secured Party;

(xiii) All insurance proceeds heretofore and hereafter paid or to be paid by reason of any loss of income from the operation of the Collateral, which proceeds, together, with any and all claims of Debtor with respect thereto, are hereby assigned to and pledged with Secured Party;

(xiv) All exclusive technological uses and applications rightfully within Debtor's control by reason of registration of the Patent with the Department of Commerce; and

(xv) All of the foregoing whether now owned or hereafter acquired and all extensions, additions, attachments, accessories, accretions, improvements, betterments, renewals, substitutions and replacements of any of the foregoing collateral.

       Notice is hereby given that the Debtor shall, at its sole cost and expense, file from time to time Continuation Statements and such other instruments as will continue the effectiveness of the filing of the financing statements filed with respect to this Security Agreement.

1. This security interest is granted to secure payment of all obligations (the "Obligations") due under that certain Installment Sale Agreement, dated as of September 1, 1999 (the "Installment Sale Agreement"), by and between the County of Monroe Industrial Development Agency (the "Issuer") and the Debtor.

       Incident thereto; the Debtor agrees, covenants, represents and warrants with and to the Secured Party as follows:

     A. The security interest granted to the Secured Party in the Collateral shall constitute a first lien, and the Debtor is the lawful assignee of the Patent and the owner of the balance of Collateral and has good right to pledge, sell, consign, assign, transfer and create a security interest in the same.

     B. The Collateral shall continue to be free from all pledges, liens, encumbrances and security interests or other claims in favor of others, and that the Debtor will warrant and, at the Secured Party's request, defend the same from all claims and demands of all persons.

     C. Except in the ordinary course of business, or as otherwise specified herein or with the Secured Party's prior written consent, Debtor will not sell, assign, or otherwise transfer the Patent or any document, instrument, or chattel paper related to the Collateral and will neither create nor suffer to be created any security interests, liens, encumbrances or claims in favor of others with respect thereto.

2. The Debtor agrees to comply with the requirements of all applicable state and federal laws in order to grant to the Secured Party a valid perfected first lien upon, and a security interest in, the Collateral described herein, or which may be described in any amendment supplemental hereto.

3. The Debtor will pay, when due, all taxes, assessments and other charges levied or assessed upon the Collateral or any part thereof.

4. The Debtor will have and maintain insurance at all times with respect to the insurable Collateral against risks of fire (including so-called extended coverage), theft, and such other risks (including war damage, if available) as the Secured Party may require, in such form, for such periods, and written by such companies as may be satisfactory to the Secured Party, such insurance to be first payable, in case of loss, to the Secured Party; all policies of insurance shall provide that the same shall not be canceled or amended without at least
(30) days' prior written notice to the Secured Party, and the Debtor shall continually furnish the Secured Party with evidence satisfactory to the Secured Party of compliance with the foregoing insurance provisions.

5. At its option, the Secured Party may discharge taxes, liens, or security interests or other encumbrances at any time levied or placed on any of the Collateral, may pay for insurance on the Collateral and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse the Secured Party on demand for any payment made, or any expense incurred by the Secured Party pursuant to the foregoing authorization. Until default, the Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Security Agreement and not inconsistent with any policy of insurance thereon.

6. Debtor shall be in default under this Security Agreement upon the happening of any of the following events or conditions:

     A. Default in the payment or performance of any condition, obligation, agreement covenant or liability secured hereby or contained or referred to herein or in any agreement (including the Installment Sale Agreement) continuing beyond applicable periods of grace, if any; or

     B. Any warranty. representation or statement made or furnished to the Secured Party or contained in the Installment Sale Agreement by or on behalf of the Debtor proves to have been false in any material respect when made or furnished; or

     C. A default or event of default under or other failure to observe or perform any condition, obligation, covenant or agreement contained herein, or contained in or referred to in the Installment Sale Agreement; or

     D. Dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Debtor or any guarantor or surety for the Debtor.

7. (a) Upon the occurrence of such default, the Secured Party shall have all of the rights, powers and remedies set forth in the Installment Sale Agreement, this Security Agreement and any and all other documents or instruments evidencing, securing an/or entered into with respect to the Installment Sale Agreement, together with the rights and remedies of a secured party under the Uniform Commercial Code of New York, including without limitation, the right to sell, lease, or otherwise dispose of any or all of the Collateral, including the Patent, and to take possession of the Collateral or any part thereof wherever the same may be situated and remove the same therefrom and the Debtor will not resist or interfere with such action. The Secured Party shall have full right and authority to utilize the Patent technology and, without limitation, create, sell, lease, assign and receive the proceeds of the Inventory, Accounts, Chattel Paper, Instruments and Documents.

     (b) Upon the occurrence of such default, the Secured Party shall have the right to notify the account debtors obligated on any or all of the Debtor's Accounts, Chattel Paper, Instruments or general intangibles to make payment thereof directly to the Secured Party, and the Secured Party may take control of all proceeds of any Accounts, Chattel Paper, Instruments or general intangibles. The costs of collection and enforcement of Accounts, Chattel Paper, Instruments or general intangibles including attorney's fees and out-of-pocket expense, shall be borne solely by the Debtor, whether the same are not thereafter without the Secured Party's written consent extend compromise, compound or settle any Accounts, Chattel Paper, Instruments or general intangibles, or release, wholly or partly, any person liable for payment thereof, or allow any credit or discount thereon which is not customarily allowed by the Debtor in the ordinary conduct of its business.

     (c) Upon demand by the Secured Party after a default hereunder, the Debtor will immediately deliver to the Secured Party all proceeds of Collateral, and all original evidences of Accounts, Chattel Paper, Instruments, Documents or general intangibles including, without limitation all checks, drafts, cash and other remittances, notes, trade acceptances or other instruments or contracts for the payment of money, appropriately endorsed to the Secured Party's order and, regardless of the form of such endorsement, the Debtor hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto; and the Debtor hereby appoints the Secured Party to be the Debtor's agent and attorney-in-fact to make such endorsement on behalf of and in the name of the Debtor. Pending such deposit, the Debtor agrees that it will not commingle any such checks, drafts, cash and other remittances with any of the Debtor's funds or property, but will hold them separate and apart therefrom and upon an express trust for the Secured Party until delivery thereof is made to the Secured Party.

     (d) Effective immediately upon the occurrence of such default, the Debtor hereby appoints the Secured Party to be the Debtor's true and lawful attorney, with full power of substitution, in the Secured Party's name or the Debtor's name or otherwise, for the Secured Party's sole use and benefit, but at the Debtor's cost and expense, to exercise at any time all or any of the following powers with respect to the Patent and all or any of the Accounts, Chattel Paper, Instruments, Documents or general intangibles.

     (i) to demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon or by virtue thereof,

     (ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts and other negotiable and non-negotiable instruments taken or received by the Secured Party in connection therewith, and the Debtor waives notice of presentment, protest and non-payment of any instrument so endorsed or assigned;

     (iii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

     (iv) to sell transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof or the relevant goods, as fully and effectually as if the Secured Party were the absolute owner thereof;

     (v) to make any reasonable allowance and other reasonable adjustments with reference thereto;

     (vi) to sign the Debtor's name on any Document, on invoices relating to any Account, on drafts against customers, on schedules of assignments of Accounts, on notices of assignment, financing statements under the UCC and other public records, on verifications of Accounts, and on notices to customers;

     (vii) to file or record in any public office notices of assignment or any other public notice required to effect this Security Agreement;

     (viii) to notify the post office authorities to change the address for delivery of the Debtor's mail to an address designated by the Secured Party;

     (ix) to receive, open and dispose of all mail addressed to the Debtor, and

     (x) to send requests for verification of Accounts to the Debtor's customers.

     The Debtor hereby ratifies and approves all acts of the attorney pursuant to this Section 7(d), and neither the Secured Party nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power, being coupled with an interest. is irrevocable so long as any of the Obligations remain outstanding.

     (e) Any proceeds of collection or sale of the Collateral shall be applied to the payment of principal, interest or other Obligations and charges comprising the Obligations in such order as the Secured Party may determine, and any excess shall be returned to the Debtor. The Secured Parry shall so apply the proceeds of collection or sale of the Collateral, if any, at least once during each calendar month, and until so applied, shall retain such proceeds in a special, non-interest bearing account maintained by the Secured Party and over which the Secured Party alone shall have the power of withdrawal.

     (f) The Secured Party may exercise its rights with respect to Collateral without resorting to or regard to other Collateral or sources of reimbursement for the Obligations.

     (g) The exercise by the Secured Party or a failure to so exercise any authority granted under this Section 7 shall in no manner affect the Debtor's liability to the Secured Party, and provided, further, that the Secured Party shall be under no obligation or duty to exercise any of the powers hereby conferred upon it and it shall be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under any of the Collateral.

8. No waiver by the Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. All rights of the Secured Party hereunder shall inure to the benefit of its legal representative, successors and assigns; and all Obligations of the Debtor shall bind its successors, legal representatives and assigns.

9. In any exercise of rights of the Secured Party under this or any other instrument, any combination or all of the property, rights or security given to secure the Debtor's indebtedness to the Secured Party may be offered for sale for one total price, and the proceeds of any such sale amounted for in one amount without distinction between the items of security or without assignment to them of any proportion of such proceeds, the Debtor hereby waiving the application of any doctrine of marshaling.

10. Debtor agrees to take such action as Secured Party may require to establish, perfect and maintain the security interest granted pursuant to establish this Security Agreement, including, without limitation, the preparation, execution and filing in all appropriate offices of financing statements. At any time and from time to time, upon request of the Secured Party, the Debtor will give, execute, file and/or record any notice, financing statement, continuation statement, instrument, document or agreement that the Secured Party may consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or which the Secured Party may consider necessary or desirable to exercise or enforce its rights hereunder with respect to such security interest. Without limiting the generality of the foregoing, the Secured Party is authorized: to file with respect to the Collateral one or more financing statements, continuation statements or other documents without the signature of the Debtor and to name therein the Debtor as Debtor and the Secured Party as Secured Party; and correct or complete, or cause to be corrected or completed, any financing statements, continuation statements or other such documents as have been filed naming the Debtor as Debtor and the Secured Party, on behalf of the Debtor, is hereby appointed by the Debtor as its lawful attorney and agent to execute, acknowledge, deliver, file and/or record any and all documents requiring execution by the Debtor and necessary or desirable to effectuate or facilitate the purposes of this Security Agreement and/or the Obligations or covenants of Debtor hereunder. The power of attorney granted hereby is coupled with an interest and is irrevocable. The Secured Party shall not be liable for its failure to file, prepare or execute any financing statements, continuation statements or other documents.

11. In addition to the financial assistance provided by the Issuer, as evidenced by the Obligations, the City of Rochester, New York (the "City") has agreed to provide financial assistance to the Debtor. The City's total financial assistance is presently estimated to be approximately $2,566,000 (the "City Loan"). The City Loan, through one or more sources, shall be secured essentially by a first lien security interest in the assets financed with the proceeds of the City Loan. The City Loan shall be additionally collaterally secured by a proportionate co-equal security interest in the Patent. The Secured Party hereby acknowledges and agrees that it shall consent to and execute a security agreement (and ancillary documentation) spreading the security interest in the Patent to or at the direction of the City to secure the City Loan. Proceeds of the consolidated Patent security interest shall be shared between the Secured Party and the City in a proportion which reflects the respective principal balances outstanding between the Obligations and the City Loan against the total secured indebtedness. Rights, remedies and options shall be exercised, between the Secured Party and the City, by the entity whose secured indebtedness exceeds fifty percent (50%) of the total secured indebtedness. The Secured Party shall not execute any consent or agreement to a City Loan security agreement unless such agreement shall contain the substance of the above requirements.

12. As used herein, the term "Secured Party" shall refer not only to the entity referred to at the beginning of this instrument, but also to the obligor under the Installment Sale Agreement secured hereby.

13. This Security Agreement is in addition to and without limitation of any right of the Secured Party under the Installment Sale Agreement or any other security agreement, mortgage or guaranty granted by the Debtor or any other person to the Secured Party.

14. The Secured Party shall not be liable in any manner for exercising or refusing or failing to exercise any such rights hereunder or any other rights or remedies granted to it hereunder.

15. The Debtor agrees to stamp all books and records pertaining to the Accounts, Chattel Paper, Instruments, general intangibles and Documents to evidence the Secured Party's security interest therein in form satisfactory to the Secured Party immediately upon the Secured Party's demand.

16. The Debtor waives demand, notice, protest, notice of acceptance of this Security Agreement, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereto and all other demands and notices of any description except as hereinbefore provided. The Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or lease of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such time or times as the Secured Party may deem advisable. The Secured Party shall have no duty as to the collection or protection of Collateral not in the Secured Party's Possession, and the Secured Party's duty with reference to Collateral in its possession shall be to use reasonable care in the custody and preservation of such Collateral but such duty shall not require the Secured Party to engage in:

     (i)   the collection of income thereon;

     (ii)  the collection of debt; or

     (iii) the taking of steps necessary to preserve rights against prior parties, although the Secured Party is authorized to reasonably undertake any such action if it deems appropriate.

17. No delay or omission by the Secured Party in exercising any of its rights hereunder shall be deemed to constitute a waiver thereof. All rights and remedies of the Secured Party hereunder and under the Bond Documents shall be cumulative and may be exercised singularly or concurrently.

18. The Secured Party shall not be required to marshal any present or future security for (including but not limited to this Security Agreement and the Collateral pledged hereunder) or guarantees of payment of the Obligations or any of them, or to resort to such security or guarantees in any particular order, and all of its rights hereunder and in respect of such securities and guarantees shall be cumulative and in addition to all other rights, however existing or arising.

19. This Security Agreement may not be amended, changed, modified, altered or terminated except by a written instrument executed and delivered by the parties hereto.

20. This Security Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

21. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York.

22. In the event any provision of this Security Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

23. This Security Agreement shall become effective when it is signed by the Debtor.

     IN WITNESS WHEREOF, the Debtor has caused this instrument to be dully executed this ____ day of October, 1999.

                              DEBTOR:
WITNESS:                      THE CHILDREN'S BEVERAGE GROUP, INC.


/s/ unknown                   By:  /s/ Jon A. Darmstadter, pres.
-----------------------          -----------------------------------------
                                   Jon A. Darmstadter
                              Its: President


                              SECURED PARTY
WITNESS:                      UNITED STATES TRUST COMPANY
                              OF NEW YORK, as Trustee


/s/ Lisa A. Geary             By:  /s/ H. William Webber
-----------------------          -----------------------------------------
                                   H. William Weber
                              Its: Vice President


                       CONSENT AND COLLATERAL ASSIGNMENT

     1, Jon A. Darmstadter, am the registered owner of the herein described Patent. I have granted an exclusive license to utilize my Patent to The Children's Beverage Group, Inc. pursuant to a certain Agreement made September 14, 1999 (the "Agreement"). I hereby consent to the granting of a security interest in such Patent by The Children's Beverage Group, Inc. to United States Trust Company of New York, as Trustee. Further, I execute this certificate to grant the Trustee a collateral assignment of the Patent and the balance of the Collateral described herein in the event, for any reason, the term of the Agreement expires or is terminated prior to the stated expiration date of the Installment Sale Agreement. In such event, this Consent and Collateral Assignment shall become a direct assignment of my rights in and to the Patent and my interest in the balance of the Collateral directly to the Trustee.


Dated:     10/07/99                            /s/ Jon  Darmstadter
      -----------------                 ----------------------------------------
                                               JON A. DARMSTADTER